UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	September 11, 2015

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	IRS Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY (A California Corporation) 8326 Century Park Court San Diego, California 92123 (619) 696-2000	95-1184800

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705

101 Ash Street, San Diego, California 92101
(Former name or former address (of Sempra Energy), if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 8.01   Other Events

On September 11, 2015, San Diego Gas & Electric (SDG&E) and Southern California Gas Company (SoCalGas) filed a settlement of their 2016 General Rate Case (2016 GRC), supported by a majority of the active parties in the proceeding, with the California Public Utilities Commission (CPUC). The settlement resolves all material matters related to the 2016 GRC, except for the revenue requirement implications of certain income tax benefits associated with flow-through repair allowance deductions, discussed below. The settlement contemplates a 2016 total revenue requirement of $1,811 million and $2,219 million at SDG&E and SoCalGas, respectively. For SDG&E, the total 2016 revenue requirement includes $44 million refundable (subject to recovery through balancing accounts), $1,747 million non-refundable (not subject to balancing accounts) and $20 million miscellaneous revenues. For SoCalGas, the total 2016 revenue requirement includes $206 million refundable, $1,914 million nonrefundable and $99 million miscellaneous revenues. In addition, for each company, the settlement calls for attrition adjustments of 3.5% for both 2017 and 2018. The filed settlement is subject to a 30-day comment period and subsequent approval by the CPUC. We anticipate all matters referenced herein will be resolved with the final resolution of the 2016 GRC.

One of the intervenors in the settlement has taken a position that, for both SDG&E and SoCalGas, certain intra-rate case income tax benefits should be passed to ratepayers. We believe this treatment contradicts long standing rate making and income tax policy, and would represent a material departure from historical practice.

We provide additional information regarding the 2016 GRC in Note 10 of the Notes to Condensed Consolidated Financial Statements in the combined Quarterly Report on Form 10-Q for the second quarter ended June 30, 2015 for Sempra Energy, SDG&E and SoCalGas.

The settlement agreement will be available on SDG&E’s website, sdge.com, and on SoCalGas’ website, socalgas.com, today.

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

We make statements in this report that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are necessarily based upon assumptions with respect to the future, involve risks and uncertainties, and are not guarantees of performance. These forward-looking statements represent our estimates and assumptions only as of the filing date of this report. We assume no obligation to update or revise any forward-looking statement as a result of new information, future events or other factors.

In this report, when we use words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “intends,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “potential,” “possible,” “proposed,” “target,” “pursue,” “goals,” “outlook,” “maintain,” or similar expressions, or when we discuss our guidance, strategy, plans, goals, opportunities, projections, initiatives, objectives or intentions, we are making forward-looking statements.

Factors, among others, that could cause our actual results and future actions to differ materially from those described in forward-looking statements include

▪	local, regional, national and international economic, competitive, political, legislative and regulatory conditions and developments;

▪
actions and the timing of actions, including issuances of permits to construct and licenses for operation, by the California Public Utilities Commission, California State Legislature, U.S. Department of Energy, Federal Energy Regulatory Commission, Nuclear Regulatory Commission, Atomic Safety and Licensing Board, California Energy Commission, U.S. Environmental Protection Agency, California Air Resources Board, and other regulatory, governmental and environmental bodies in the United States and other countries in which we operate;

▪
the timing and success of business development efforts and construction, maintenance and capital projects, including risks in obtaining, maintaining or extending permits, licenses, certificates and other authorizations on a timely basis and risks in obtaining adequate and competitive financing for such projects;

▪	energy markets, including the timing and extent of changes and volatility in commodity prices, and the impact of any protracted reduction in oil prices from historical averages;

▪
the impact on the value of our natural gas storage assets from low natural gas prices, low volatility of natural gas prices and the inability to procure favorable long-term contracts for natural gas storage services;

▪	delays in the timing of costs incurred and the timing of the regulatory agency authorization to recover such costs in rates from customers;

▪	deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers;

▪	capital markets conditions, including the availability of credit and the liquidity of our investments;

▪	inflation, interest and currency exchange rates;

▪	the impact of benchmark interest rates, generally Moody’s A-rated utility bond yields, on our California Utilities’ cost of capital;

▪
the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the North American transmission grid, pipeline explosions and equipment failures and the decommissioning of San Onofre Nuclear Generating Station (SONGS);

▪
cybersecurity threats to the energy grid, natural gas storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers, terrorist attacks that threaten system operations and critical infrastructure, and wars;

▪	the ability to win competitively bid infrastructure projects against a number of strong competitors willing to aggressively bid for these projects;

▪
weather conditions, conservation efforts, natural disasters, catastrophic accidents, and other events that may disrupt our operations, damage our facilities and systems, and subject us to third-party liability for property damage or personal injuries;

▪	risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments;

▪	risks posed by decisions and actions of third parties who control the operations of investments in which we do not have a controlling interest;

▪
risks inherent with nuclear power facilities and radioactive materials storage, including the catastrophic release of such materials, the disallowance of the recovery of the investment in, or operating costs of, the nuclear facility due to an extended outage and facility closure, and increased regulatory oversight, including motions to modify settlements;

▪	business, regulatory, environmental and legal decisions and requirements;

▪	expropriation of assets by foreign governments and title and other property disputes;

▪	the impact on reliability of SDG&E’s electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources;

▪
the impact on competitive customer rates of the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E’s electric transmission and distribution system;

▪	the inability or determination not to enter into long-term supply and sales agreements or long-term firm capacity agreements due to insufficient market interest, unattractive pricing or other factors;

▪	the resolution of litigation; and

▪	other uncertainties, all of which are difficult to predict and many of which are beyond our control.

We caution you not to rely unduly on any forward-looking statements. You should review and consider carefully the risks, uncertainties and other factors that affect our business as described in this report and in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on a combined basis for Sempra Energy, SDG&E and SoCalGas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: September 14, 2015	By: /s/ Trevor I. Mihalik
Trevor I. Mihalik Senior Vice President, Controller and Chief Accounting Officer

SAN DIEGO GAS & ELECTRIC COMPANY
(Registrant)

Date: September 14, 2015	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY
(Registrant)

Date: September 14, 2015	By: /s/ Bruce A. Folkmann
Bruce A. Folkmann Vice President, Controller, Chief Financial Officer and Chief Accounting Officer